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                                                                    EXHIBIT 23.5

                     CONSENT OF DAIN RAUSCHER INCORPORATED

        We hereby consent to the incorporation of our fairness opinion dated April 1, 1998 in this registration statement to be filed on April 2, 1998.


                                        /s/ G. CLYDE BUCK
                                           -----------------------------
                                            G. Clyde Buck
                                            Managing Director
                                            Dain Rauscher Incorporated